UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2019

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01     Entry Into a Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Retirement of Charles M. Baughn; Nomination of New Director

On May 23, 2019, Charles M. Baughn advised the board of directors (the “Board”) of Hines Global Income Trust, Inc. (“Hines Global” or the “Company”) that, in connection with his upcoming retirement from Hines Interests Limited Partnership (“Hines”), the sponsor of Hines Global, he will fulfill his directorship through his current term; however, he will not stand for re-election at the annual meeting of stockholders to be held on or about September 25, 2019. Accordingly, the Board has nominated David L. Steinbach (the Company’s current Chief Investment Officer) to stand for election as a director in place of Mr. Baughn at this year’s upcoming annual meeting. Mr. Steinbach’s biography follows:

    David L. Steinbach, Chief Investment Officer and Nominee for Director, Age 43. Mr. Steinbach joined Hines in 1999 and is a Senior Managing Director - Investment Management, Co-Head of Investment Management and the Global Chief Investment Officer for Hines.  Additionally, he has served as the Chief Investment Officer for the Company, the general partner of the Company’s advisor, Hines Global REIT II Advisors LP (the “Advisor”), Hines Global REIT, Inc. (“Hines Global REIT”) and the general partner of its advisor, Hines Global Advisors, LP (“HGALP”) since July 2014.  In these roles, he is responsible for management of the real estate acquisition program in the U.S. and internationally.  He is a member of Hines’ Executive and Investment Committees. He previously served as a Managing Director - Investment Management from February 2011 to February 2017 and was responsible for the acquisition of over $4 billion in assets for various Hines affiliates in the U.S. and internationally.  Prior to this role, he served in various roles in which he was responsible for acquisitions, asset management and property dispositions on behalf of the Company, Hines Global REIT, Hines Real Estate Investment Trust, Inc. (“Hines REIT”), and Hines US Core Office Fund LP (the “Core Fund”) both in the U.S. and internationally.  He graduated from Texas A&M University with a B.B.A. and a M.B.A. in Business Administration.

The Board believes that Mr. Steinbach’s significant experience as an executive at Hines Global and at Hines qualifies him to serve as one of the Company’s directors. Mr. Steinbach’s extensive knowledge of the U.S. and international real estate markets, as well as his considerable institutional knowledge, allow him to provide valuable insight as a potential future director.

Executive Succession Plan Adopted by Board

On May 23, 2019, the Board of Hines Global unanimously approved an executive succession plan (the “Succession Plan”) in connection with strategic changes within the global investment management platform of Hines. Hines informed the Board that it believes that such changes will best position Hines for long-term growth as one of the premier real estate firms in the world, and will enable Hines to continue providing best-in-class investment advisory and management services to the Company and its investors well into the future. Pursuant to the Succession Plan, the following leadership transitions have been approved by the Board and the biographies of individuals transitioning into new roles are set forth below:

•
Chief Executive Officer (“CEO”) and President. Sherri W. Schugart will transition her role as CEO to Jeffrey C. Hines, who will also continue to serve as Chairman of the Board. Ms. Schugart also intends to transition her role and responsibilities as President once a successor has been identified and appointed by the Board. The effective date of these transitions is expected to be announced later this year. Following such effective date, Ms. Schugart is expected to remain as an executive advisor to Hines Global’s management and Board through July 2020 in order to ensure an orderly transition. She also currently intends to continue to serve as a director, CEO and President of Hines Global REIT and as Chairman of the Board and CEO of HMS Income Fund, Inc. (“HMS Income Fund”). In addition, Ms. Schugart intends to serve in certain management positions at other Hines-affiliated entities and funds through July 2020.

Except as noted below, the following leadership transitions will take effect on June 30, 2019:

•
Chief Operating Officer (“COO”). Janice E. Walker has been appointed to serve in the newly-created role of COO of Hines Global. Ms. Walker is a Senior Managing Director - Investment Management at Hines and has been a senior member of the Company’s management and leadership team since its inception.

•
Chief Financial Officer (“CFO”). Ryan T. Sims will transition his role and responsibilities as CFO to J. Shea Morgenroth, who has served as the Company’s Chief Accounting Officer and Treasurer since its inception. Mr. Sims is expected to remain as an executive advisor to Hines Global’s management and Board through December 2019 in order to ensure an orderly transition. He also currently intends to serve in certain management positions at other Hines-affiliated entities and funds through December 2019.

•
Chief Accounting Officer (“CAO”) and Treasurer. Mr. Morgenroth will transition his role and responsibilities as CAO and Treasurer to A. Gordon Findlay, who is a Vice President - Controller at Hines and has been involved with managing the accounting, financial reporting and SEC reporting functions since the inception of Hines Global.

•
General Counsel and Secretary. Jason P. Maxwell has been appointed to serve in the newly-created role of General Counsel of the Company and will also succeed Mr. Sims as the Company’s Secretary. Mr. Maxwell has served as Assistant Secretary and internal legal counsel for the Company since its inception.

•
Chief Investment Officer (“CIO”). In connection with his anticipated election as a director to the Board in September 2019, David L. Steinbach is expected to transition his responsibilities as the Company’s CIO into three newly-created positions, each of which will have a specific geographic focus, further providing the Company with regionally-based expertise around the globe. These positions are expected to be announced later this year.

•
Asset Management Officer. Kevin L. McMeans will transition his responsibilities as Asset Management Officer to Ms. Walker as COO and Mr. Morgenroth as CFO, supported by three newly-created positions that the Company believes will allow Hines Global to continue to benefit from exceptional portfolio and asset management services with a geographically-specific focus. Mr. McMeans is expected to remain as an executive advisor to Hines Global’s management and Board through July 2020 in order to ensure an orderly transition. He also currently intends to continue to serve as the Asset Management Officer of Hines Global REIT, and in certain management positions at other Hines-affiliated entities and funds through July 2020. These three newly-created positions and the individuals who have been appointed to fill them are:

◦	Managing Director - Investments: Omar H. Thowfeek

◦	Head of Portfolio Management - Americas: John H. Harrison

◦	Head of Portfolio Management - Europe: Eleni Vakali

The changes and transitions described above are not the result of any disagreement with Hines Global regarding its operations, policies or practices.

The Advisor is an affiliate of Hines and is wholly-owned, indirectly, by, or for the benefit of, Jeffrey C. Hines, and his father, Gerald D. Hines. Hines, the Advisor and their affiliates are parties to various agreements with Hines Global for which they receive compensation. Please see Part III, Item 13 of Hines Global’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2019 for a description of these agreements. Except for the agreements described in the Annual Report and standard indemnification agreements entered into or to be entered into between Hines Global and each of the following named individuals, there are no current or proposed transactions between the Company and any of: David L. Steinbach, Jeffrey C. Hines, Janice E. Walker, J. Shea Morgenroth, A. Gordon Findlay, Jason P. Maxwell, Omar H. Thowfeek, John H. Harrison or Eleni Vakali or any of their immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, and there are no family relationships between any of the aforementioned individuals and any director, officer or person nominated to become a director or officer of the Company. Each of these individuals has entered into or is expected to enter into the same form of indemnification agreement with Hines Global that has been previously approved by the Board for its present officers and directors. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company will indemnify the officer or director and advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Company’s form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

The biographies of the individuals appointed to new positions as discussed above follows, including their new titles that will take effect on June 30, 2019 or on a date to be determined, as indicated above:

Jeffrey C. Hines, Chief Executive Officer and Chairman of the Board, Age 64. Mr. Hines is the co-owner, President and CEO of Hines and has served as Chairman of the Board and Chairman of the managers of the general partner of the Advisor since July 2013. Mr. Hines will transition into the CEO role of the Company and of the general partner of the Advisor with the effective date of such transitions being announced later this year. Mr. Hines has also served as the Chairman of the Board of Hines Global REIT and Chairman of the managers of the general partner of HGALP since December 2008. Additionally, Mr. Hines served as the Chairman of the Board of Hines REIT and the Chairman of the managers of the general partner of Hines Advisors Limited Partnership (“HALP”), the advisor to Hines REIT, from August 2003 through the liquidation and dissolution of Hines REIT in August 2018.  He also served as a member of the management board of Core Fund, from August 2003 through the liquidation and dissolution of the Core Fund in December 2018. As the President and CEO of Hines, he is responsible for overseeing all firm policies and procedures as well as day-to-day operations and is a member of Hines’ Executive and Investment Committees. He became President of the general partner of Hines in 1990 and Chief Executive Officer of the general partner of Hines in January 2008 and has overseen a major expansion of the firm’s personnel, financial resources, domestic and foreign market penetration, products and services. He has been a major participant in the development of Hines’ domestic and international acquisition program and currently oversees a portfolio of $120.6 billion in assets under management. Mr. Hines graduated from Williams College with a B.A. in Economics and holds a M.B.A. from Harvard Business School.

Janice E. Walker, Chief Operating Officer, Age 46. Ms. Walker joined Hines in February 2005 and is a Senior Managing Director - Investment Management at Hines, a position she has held since June 2018. Prior to that she served as a Managing Director- Investment Management at Hines since July 2012. Ms. Walker was also recently appointed to serve as the COO of the general partner of the Advisor, with such appointment to be effective on June 30, 2019.  In her positions, Ms. Walker will be responsible for the execution of the Company’s business plan and operations, including real estate investments and portfolio strategy.  Also effective on June 30, 2019, Ms. Walker was recently appointed to serve as President of HMS Income Fund, a public specialty finance company sponsored by Hines and organized as a business development company.  Since July 2017, Ms. Walker has served as the Chief Executive Officer and President of Hines Realty Income Fund LLC, a commingled discretionary closed-end fund with a real estate debt investment strategy.  Ms. Walker has been responsible for portfolio management for the Company since July 2013 and for Hines Global REIT since December 2008. Ms. Walker was previously responsible for portfolio management for Hines REIT and the Core Fund from 2005 through the liquidation and dissolution of Hines REIT and the Core Fund in August 2018 and December 2018, respectively.  She has also been responsible for the procurement of debt for asset acquisitions, as well as corporate financing, and has originated over $5 billion for the benefit of the previously mentioned funds.  Prior to joining Hines, Ms. Walker had extensive acquisitions and asset management experience at a global hospitality firm.  She began her career at Arthur Andersen LLP where she was a manager in the audit practice.  Ms. Walker received a B.B.A. and M.S.A. in Accounting from Texas Tech University.

J. Shea Morgenroth, Chief Financial Officer, Age 44. Mr. Morgenroth joined Hines in October 2003 and is a Senior Vice President - Controller and the CFO of Investment Management at Hines, a position he has held since April 2019. Prior to that, he was a Vice President - Controller for Hines since July 2012. Mr. Morgenroth was also recently appointed to serve as the CFO of the general partner of the Advisor, Hines Global REIT and the general partner of HGALP with such appointments to be effective on June 30, 2019. Mr. Morgenroth has served as CAO and Treasurer for Hines Global and the general partner of the Advisor since July 2013.  Since November 2011, Mr. Morgenroth has served as CAO and Treasurer for Hines Global REIT and the general partner of HGALP. Mr. Morgenroth also served as CAO and Treasurer of Hines REIT and the general partner of HALP from November 2011 through the liquidation and dissolution of Hines REIT in August 2018. In these roles, Mr. Morgenroth has been responsible for the oversight of the treasury, accounting, financial reporting and SEC reporting functions, as well as the Sarbanes-Oxley compliance program in the U.S. and internationally. Prior to his appointment as CAO and Treasurer for Hines Global REIT, Mr. Morgenroth served as a Senior Controller for Hines Global REIT and the general partner of HGALP from December 2008 until November 2011 and for Hines REIT and the general partner of HALP from January 2008 until November 2011 and as a Controller for Hines REIT and the general partner of HALP from October 2003 to January 2008. In these roles, he was responsible for the management of the accounting, financial reporting and SEC reporting functions. Prior to joining Hines, Mr. Morgenroth was a manager in the audit practices of Arthur Andersen LLP and Deloitte & Touche LLP, serving clients primarily in the real estate industry. He holds a B.B.A. in Accounting from Texas A&M University and is a Certified Public Accountant.

A. Gordon Findlay, Chief Accounting Officer and Treasurer, Age 44. Mr. Findlay joined Hines in November 2006. Mr. Findlay has served as a Vice President - Controller for Hines since October 2016 and as a Senior Controller for Hines from 2012 until October 2016. In these roles, he has been involved with managing the accounting, financial reporting and SEC reporting functions related to Hines Global, Hines Global REIT, and Hines REIT. Mr. Findlay was also recently appointed to serve as CAO and Treasurer of the general partner of the Advisor, Hines Global REIT, and the general partner of HGALP with such appointments to be effective on June 30, 2019. Prior to joining Hines, Mr. Findlay spent six years in the audit practice of Ernst & Young LLP, serving public and private clients in various industries. He holds a B.B.A. in Accounting from University of Houston - Downtown and is a Certified Public Accountant.

Jason P. Maxwell, General Counsel and Secretary, Age 46. Mr. Maxwell joined Hines in June 2006 and was appointed Senior Vice President - Legal and Co-Head of Legal at Hines in May 2019. Prior to that, he was a Vice President - Legal for Hines since September 2016 and is also the General Counsel of HALP, a position he has held since January 2014 (prior to that, he held the title of Corporate Counsel of Hines and HALP from May 2006 through December 2013). In his role at Hines, Mr. Maxwell created and leads the internal legal function for HALP and provides legal services to the Company, Hines Global REIT, HMS Income Fund and many of their affiliated entities as well as serving as Assistant or Corporate Secretary to several of such entities. Mr. Maxwell was recently appointed to serve as the General Counsel and Secretary of the general partner of the Advisor, Hines Global REIT, the general partner of HGALP and HMS Income Fund, with such appointments to be effective on June 30, 2019. Since August 2015, he has also served as the Chief Compliance Officer of HMS Income Fund, and its registered investment adviser, HMS Adviser LP. Among his other responsibilities, he provides corporate governance and general compliance guidance for the previously mentioned funds’ boards of directors. Prior to joining Hines, Mr. Maxwell was a partner in the law firm of Locke Liddell & Sapp LLP (n/k/a Locke Lord) where he practiced corporate and securities law. He graduated from the University of Miami with a B.B.A. in Finance and holds a J.D. from Georgetown University Law Center. He is a member of the State Bar of Texas.

Omar H. Thowfeek, Managing Director - Investments, Age 35. Mr. Thowfeek is a Managing Director - Investment Management at Hines, a position he has held since August 2018.  Prior to that, he was a Director - Investment Management for Hines, serving both the Company and Hines Global REIT from December 2015 until August 2018 and was an associate at the Company and Hines Global REIT from the beginning of his career at Hines in February 2014 through November 2015.  Mr. Thowfeek was also recently appointed to serve as Managing Director - Investments for the general partner of the Advisor, with such appointment to be effective on June 30, 2019. In mid-2017, he assumed the responsibilities for international acquisitions and portfolio management for the Company and Hines Global REIT.  During his tenure at Hines, he has underwritten over $10 billion in global real estate with an emphasis on office, student housing, and logistics assets throughout Europe.  In his current role as Managing Director - Investments for the Company, he assists the underwriting and capital deployment efforts for all real estate acquisitions for the Company and assists with the management of the Company’s portfolio, which currently consists of $1.15 billion of investments across eight countries in multiple product types.  Prior to joining Hines, Mr. Thowfeek worked in an acquisition capacity for IDI Gazeley and Kimco Realty.  He received a B.A. in History and a B.B.A. in Finance from the University of Texas at Austin.

John H. Harrison, Head of Portfolio Management - Americas, Age 47. Mr. Harrison is a Senior Managing Director - Investment Management and currently serves as Hines’ head of portfolio management for the Americas, a position he has held since April 2019. He was previously a Managing Director - Investment Management from June 2006 until June 2018. Mr. Harrison was also recently appointed to serve as Head of Portfolio Management - Americas for the general partner of the Advisor, with such appointment to be effective on June 30, 2019. He joined Hines in 1997, at which time he worked primarily on Hines’ emerging markets fund. In 1998, he was named the first controller of National Office Partners, which focused on office investments in the U.S. In 2001, he assumed investment management responsibilities and has since contributed to the acquisition, financing, management and disposition of more than 20 million square feet of commercial real estate, representing more than $7 billion. Prior to joining Hines, Mr. Harrison was a senior auditor with Ernst and Young where he served a broad range of manufacturing and financial services clients. Mr. Harrison is a Certified Public Accountant and graduated from University of Texas at Austin with a B.B.A. and a Master of Professional Accounting.

Eleni Vakali, Head of Portfolio Management - Europe, Age 35. Ms. Vakali is a Managing Director - Investment Management and currently serves as Hines’ head of portfolio management for Europe, a position she has held since April 2019. She was previously a Director - Investment Management from January 2015 to February 2018. In these roles, Ms. Vakali has worked on several investment funds and separate accounts investing and managing over €3 billion of commercial real estate across Europe. Ms. Vakali was also recently appointed to serve as Head of Portfolio Management - Europe for the general partner of the Advisor, with such appointment to be effective on June 30, 2019. Ms. Vakali joined Hines in May 2013 as an Associate supporting the investment analysis and portfolio management operations of Hines’ Pan-European Core Fund. Prior to joining Hines, Ms. Vakali held fund and asset management roles at AXA Real Estate and J.P. Morgan Asset Management in London. She started her career in 2005 as a junior auditor at Ernst & Young in Athens. Ms. Vakali is a member of the Royal Institute of Chartered Surveyors and holds a B.S. in Finance and Banking from the School of Finance and Statistics, University of Piraeus, Greece and a M.S. in Real Estate Investment and Finance from Henley Business School, University of Reading, United Kingdom.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Form of Indemnification Agreement entered into between Hines Global Income Trust, Inc. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-11 (File No. 333-191106) filed with the SEC on August 15, 2014.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Current Report on Form 8-K, including but not limited to intentions, beliefs, expectations or projections relating to the Succession Plan and leadership transitions described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which Hines Global operates, management’s beliefs, assumptions made by management and the Succession Plan described in this Current Report on Form 8-K.  While Hines Global’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of Hines Global’s management. These risks include, but are not limited to: risks that the proposed changes disrupts or negatively impact Hines Global’s operations and performance; risks that the newly-appointed officers do not perform as expected; and other risks described in the “Risk Factors” section of Hines Global’s Annual Report, as updated by its other filings with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to Hines Global or any person acting on Hines Global’s behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, Hines Global undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

May 24, 2019	By:	/s/ Sherri W. Schugart
Name: Sherri W. Schugart
Title: President and Chief Executive Officer